Certification of Chief Executive Officer and Acting Chief Accounting Officer of Consolidated Medical Management, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C. 63.

I, Timothy G. Byrd, Sr., the Chief Executive Officer and Acting Chief Accounting Officer of Consolidated Medical Management, Inc. hereby certify that to my knowledge, Consolidated Medical Management's periodic report on Form 10-QSB for the period ended September 30, 2005 complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained herein fairly presents, in all material respects, the financial condition and results of the operations of Consolidated Medical Management, Inc.



     Date: November 11,  2005               /s/ Timothy G. Byrd, Sr.
                                             ---------------------------------
                                             Timothy G. Byrd, Sr.,
                                             Chief Executive Officer
                                             Consolidated Medical Management